

April 8, 2021

Entergy Corporation

Investor Meetings

Building the Premier Utility

Caution regarding forward-looking statements and Regulation G compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, statements regarding Entergy's plans, beliefs, or expectations included in this presentation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including (a) those factors discussed elsewhere in this presentation and in Entergy's most recent Annual Report on Form 10-K, any subsequent Quarterly Reports on Form 10-Q, and Entergy's other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with (1) rate proceedings, formula rate plans, and other cost recovery mechanisms, including the risk that costs may not be recoverable to the extent anticipated by the utilities and (2) implementation of the ratemaking effects of changes in law; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) risks associated with operating nuclear facilities, including plant relicensing, operating, and regulatory costs and risks; (e) changes in decommissioning trust fund values or earnings or in the timing or cost of decommissioning Entergy's nuclear plant sites; (f) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; (g) risks and uncertainties associated with executing on business strategies, including strategic transactions that Entergy or its subsidiaries may undertake and the risk that any such transaction may not be completed as and when expected and the risk that the anticipated benefits of the transaction may not be realized; (h) effects of changes in federal, state, or local laws and regulations and other governmental actions or policies, including changes in monetary, fiscal, tax, environmental, or energy policies; (i) the effects of changes in commodity markets, capital markets, or economic conditions; (j) impacts from a terrorist attack, cybersecurity threats, data security breaches, or other attempts to disrupt Entergy's business or operations, and/or other catastrophic events; (k) the direct and indirect impacts of the COVID-19 pandemic on Entergy and its customers; and (l) the effects of technological change, including the costs, pace of development and commercialization of new and emerging technologies.

This presentation includes the non-GAAP financial measures of parent debt to total debt, excluding securitization debt; FFO to debt, excluding securitization debt; and FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these financial measures to the most directly comparable GAAP measure, which can be found in this presentation. Further information can be found in Entergy's earnings releases, which are posted on the company's website at www.entergy.com and which contains further information on non-GAAP financial measures.

We exist to grow a world-class energy business that creates *sustainable* value for our four stakeholders


CUSTOMERS
LOW RATES
INNOVATION
RELIABILITY
POSITIVE EXPERIENCE
EMPLOYEES
SAFETY
BELONGING
OWNERSHIP
CONTINUOUS LEARNING
COMMUNITIES
ECONOMIC DEVELOPMENT
PARTNERSHIP
VOLUNTEERISM
ENVIRONMENTAL STEWARDSHIP
OWNERS
STEADY
PREDICTABLE
DIVIDEND GROWTH
EARNINGS GROWTH

Entergy. WE POWER LIFE℠

Clear objectives to create sustainable value

Grow the Utility...

- Steady, predictable earnings and dividend growth

...while managing risk

- Customer-centric capital plan
- Progressive regulatory mechanisms
- Solid credit and liquidity
- Disciplined cost management programs
- New customer solutions revenue
- Identified opportunities and risk mitigations

2021 key deliverables

1Q

- ✓ MCPS in service
- ✓ MCPS in rates
- ✓ NOSS in rates
- ✓ E-TX 2021 solar RFP announced
- ✓ E-LA 2020 solar RFP announced (added 1Q21)
- ✓ E-AR FRP rates effective (E-AR requested rehearing)
- E-AR 2021 FRP rehearing and FRP extension decisions (APSC) (now expected 2Q)
- E-LA FRP extension decision (LPSC) (now expected 2Q)
- ✓ E-MS annual FRP filing
- E-LA storm cost filing (now expected 2Q)
- E-TX storm cost filing (now expected 2Q)
- ✓ SERI ROE initial decision (ALJ)

2Q

- E-MS IRP filing
- Walnut Bend Solar decision (APSC)
- E-NO annual FRP filing
- ✓ E-MS FRP rates effective[1]
- E-MS FRP decision (MPSC)
- E-LA FRP filing[2]
- E-TX 2020 DCRF decision (PUCT) (settlement filed)
- E-TX 2020 TCRF decision (PUCT) (settlement filed)
- E-NO storm cost filing
- Indian Point 3 shutdown
- Indian Point sale to Holtec

3Q

- Liberty County Solar decision (PUCT)
- OCPS filing (PUCT)
- West Memphis Solar decision (APSC)
- E-LA renewable RFP selections
- E-AR FRP filing[2]
- E-LA FRP rates effective[2]
- E-TX 2021 DCRF filing
- E-TX 2021 TCRF filing

4Q

- ~3M advanced meters installed (cumulative)
- Sunflower Solar project completed
- Searcy Solar project completed
- E-AR IRP filing
- E-TX Power Through decision (PUCT)
- MTEP 2021 approval
- E-NO FRP rates effective
- E-AR FRP decision[2]
- Annual dividend review

Entergy. WE POWER LIFE™

Estimated timing as of February 2021; regulatory activity or other factors could lead to changes

1 Rate change up to 2% effective April 1, any rate change above 2% would be effective the month following the receipt of an MPSC order

2 Subject to commission approvals of extensions

Regulatory updates

Issue	Update
E-AR FRP *4/2/21 joint filing*	• E-AR, Staff, and key parties asking the APSC to approve a revised netting adjustment by 4/9/21, which would increase E-AR's 2021 FRP revenues to $40 million (from $1M) • Filing also proposes an expedited process for APSC to approve implementation of the remaining provisions of the Arkansas legislation, including a five-year extension of E-AR's FRP
E-LA FRP	• Discussions on FRP extension are ongoing, and we now expect resolution in 2Q21
E-MS FRP *Annual FRP filing*	• The annual filing requests a rate change of $44M ($22M in rates in April 2021); the balance will go into rates upon MPSC approval • The filing also requests $17M recovery for the 2020 look-back evaluation
E-TX TCRF and DCRF *Settlement filings*	• E-TX filed settlements with all parties for the as-filed annual rate increases of $6.8M (DCRF) and $31.6M (TCRF) • Interim rates were effective in March, subject to PUCT approval
SERI ROE / capital structure complaint *ALJ initial decision*	• ALJ recommends 9.32% ROE (15-month refund period Jan. 2017 – April 2018) and 48.15% equity component of the capital structure (15-month refund period Sept. 2018 – Dec. 2019) • If the ALJ initial decision is upheld, the annual adjusted earnings effect following receipt of a FERC decision is slightly below our forecast assumptions (~$0.03/sh)
New SERI complaint	• LPSC, APSC, and CCNO filed a new complaint on prudence of Grand Gulf operations and the uprate investment • We disagree with the complaint and will submit our answer by April 16

Investing to improve customer outcomes

Customer solutions drive our investment plan

Distribution

Generation

Transmission

Robust Utility 2021E–2023E investment plan

2021E – 2023E capital plan by function


$11.6B

Distribution and Utility support – $5.4B

Generation – $4.3B

Transmission – $2.0B

Calculations may differ due to rounding
2021E–2023E capital plan as of February 2021; does not reflect potential developments and/or updates since February 2021

Capital plan will create significant customer benefits

- Improves reliability and power quality
- Strengthens system resiliency
- Creates platform for innovative products and services
- Facilitates integration of renewables
- Provides customer solutions
- Ensures optimal solutions when coupling digital technology with analytics

Increases customer satisfaction

Distribution: creating a more resilient grid

Distribution and Utility support plan; $B



5.4
21E–23E
Grid modernization
Utility support
Distribution baseline



Distribution plan focused on three major areas

Reliability improvements
Highest / quickest customer impact

Asset renewal / infrastructure modernization
Sustainable long-term reliability

New technologies
Foundation for new customer solutions

Positive customer outcomes

Reduced frequency and duration of outages

Improved net promoter score

Generation: modernizing our fleet for cleaner energy

Generation plan; $B


4.3
21E–23E
Renewables
New power generation
Nuclear
Non-nuclear baseline





New generation to serve customer needs

Technology advancements will provide more clean options

Capital plan includes announced projects:



Renewables

- Searcy Solar (2021)
- Sunflower County Solar (2021)
- Walnut Bend Solar (2022)
- Liberty County Solar (2023)
- West Memphis Solar (2023)



Power generation

- Orange County Power Station (capability to utilize up to 30% hydrogen upon commercial operation) (2026)



Customer solutions

- Customer-sited back-up generator installations
- Regional microgrid solution in coastal area anchored by generation on a floating power barge

Entergy. WE POWER LIFE℠

2021E–2023E capital plan as of February 2021; does not reflect potential developments and/or updates since February 2021

Transmission: supporting reliability and growth

Transmission plan; $B


2.0
21E–23E
Reliability and growth
Asset management



2021E–2023E capital plan as of February 2021; does not reflect potential developments and/or updates since February 2021

Among the lowest rates in the country

Providing access to affordable, clean energy

2019 average retail price by parent company;
₵ per kWh



Entergy
7.45

Based on S&P Global Market Intelligence Regulated Retail Price of Electricity (6/16/20)

THE POWER TO CARE

Emergency bill-payment assistance to low-income elderly and disabled customers

LIHEAP
Low-Income Home Energy Assistance Program

Advocacy to ensure funds are allocated to help our customers

Continuous improvement creates sustainable value

Permanently eliminate costs out of the business → Redeploy resources → Create incremental value for stakeholders without increasing customer bills



Customers

- ✓ Strong net promoter scores
- ✓ Reduced risk
- ✓ Increased investment in reliability, sustainability
- ✓ Operational excellence
- ✓ Higher level of service while maintaining low rates



Employees

- ✓ Enhanced benefits
- ✓ Skill development
- ✓ Training
- ✓ Leadership development



Communities

- ✓ Investment in charitable foundation
- ✓ Investment in environmental initiatives
- ✓ Economic development



Owners

- ✓ Risk reduction
- ✓ Operational excellence
- ✓ Incremental rate base
- ✓ Improved earnings and dividend growth trajectory
- ✓ Improved accuracy and compliance

Customer-centric Utility plan

Results in steady rate base growth

Utility three-year capital plan and depreciation expense[1]; cumulative $B



3
7
12
Depr. exp.
21E
22E
23E

Projected rate base[1,2]; $B



~8% CAGR
28
31
33
35
20E
21E
22E
23E

Calculations may differ due to rounding

1 2021E–2023E capital plan and projected rate base as of February 2021; does not reflect potential developments and/or updates since February 2021

2 Internal estimates based on last-approved rate base adjusted for assumed changes in the major rate base components and includes CWIP; deferred taxes are deducted from rate base for all OpCos, including E-AR

Entergy. WE POWER LIFE™

Disciplined cost management

O&M flexibility and continuous improvement benefit all stakeholders

Illustrative

O&M flexibility – short-term



Tailwind flex
Planned O&M
O&M
Headwind flex
Time

Supports steady, predictable earnings

Illustrative

Continuous improvement – permanent



Planned O&M
O&M
Permanent cost reductions
Time

Creates headroom for incremental investment, employee benefits, and regulatory risk

Entergy | WE POWER LIFE™

Credit and liquidity

Parent debt to total debt[1]; %



21.6
< 25%
4Q20
Target

FFO to debt[1]; %



10.9% excluding certain items[2]
10.3
≥ 15%
4Q20
Target 2022

- *FFO to debt temporarily lower than target due largely to impact of storms*
- *Expect to return to targeted levels in 2022 once securitization proceeds received*

[1] Excludes securitization debt; see Regulation G reconciliations
[2] Excludes securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC; see Regulation G reconciliations

Leader in sustainability

Entergy

Member of
Dow Jones Sustainability Indices
Powered by the S&P Global CSA

- Entergy is the only U.S. company in the electric utility sector to be included on the DJSI for 19 consecutive years
- In 2020, perfect scores in
  - ✓ Climate strategy
  - ✓ Environmental reporting
  - ✓ Materiality
  - ✓ Policy influence
  - ✓ Social reporting
  - ✓ Water-related risks

Committed to maximizing clean energy

Committed to work with our regulators and other stakeholders to balance reliability and affordability with environmental stewardship


Reliability
Our clean energy investment strategy
Affordability
Environmental stewardship

20 years of environmental leadership

2001	2006	2011	2019	2020
First U.S. utility to voluntarily set goal to stabilize greenhouse gas emissions	Intensified commitment with a goal to reduce CO_2 emissions by 20% below year-2000 levels through 2010	Extended CO_2 reduction commitment through 2020	Introduced new goal to reduce Utility CO_2 emission rate by 50% below year-2000 levels by 2030	Commitment to achieve net-zero emissions by 2050

A track record of results

Entergy Utility CO_2 emission rates; lbs per MWh



U.S. power sector average
Net zero
2000
2010
2020
2030 goal
2050 goal

Reduction vs 2000	~20%	~37%	50%	100%
Reduction vs 2020			~20%	100%

Among the cleanest large-scale fleets in the U.S.

CO_2 emission rates of top 20 privately / investor-owned power producers; lbs per MWh



Entergy Utility

Based on *MJ Bradley, Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States, published July 2020 (2018 data)*

Minimal coal generation

Coal generation of top 20 privately / investor-owned power producers; MWh


Entergy Utility

Based on *MJ Bradley, Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States, published July 2020 (2018 data)*

- Less than 5% of 2020 revenue was derived from coal assets
- Less than 2% of 2020 rate base was comprised of coal assets
- Intend to retire all coal-fired capacity by end of 2030

Preliminary estimates

Growing our renewables portfolio

In service, in progress, and announced renewables portfolio

- 537 MW in service
- ~445 MW installations in progress
- 380 MW announced

Plus:

- Three RFPs for solar resources totaling 1,000 MW
- Plan to solicit additional solar MWs in 2021



Illustrative
West Memphis
Searcy
Walnut Bend
DeSoto
Carpenter
Remmel
Stuttgart
Sunflower
Chicot
Hinds
Brookhaven
Toledo Bend
Vidalia
Iris
Springfield
Capital Region
Umbriel
ECO
Agrilectric
Montauk
Rain CII
St. James
Liberty County
Paterson
New Orleans Solar Station

Entergy / Mitsubishi decarbonization collaboration

Combining the strengths of industry leaders to move towards net-zero

Entergy® MITSUBISHI POWER

Identified areas of collaboration

CCGT innovation	New build resource	Storage projects	CCGT expansion	Nuclear hydrogen
Demonstrate hydrogen flex concepts	Includes storage, new build, and battery	Storage and conversion	Convert renewables to green hydrogen, with battery	Nuclear-supplied electrolysis facility with storage

Multiple hydrogen pipelines nearby existing plants



Hydrogen pipeline infrastructure

Texas industrial corridor



3
1
2
Hydrogen pipelines

Illustrative

Multiple hydrogen pipelines nearby leveraging existing infrastructure



Company A pipeline
Company B pipeline
2 Sabine Power Plant (site for proposed Orange County Power Station)
Company C pipeline

1. Large scale storage (Spindletop)
2. Entergy's Sabine Power Plant
3. Hydrogen storage facility (third party)

Extensive and transparent sustainability reporting

Visit Entergy's
Sustainability page
entergy.com/sustainability



Sustainability
Featured: Entergy Corporation Names John Weiss as Vice President of Sustainability and Environmental Policy
Entergy's sustainability mission is to create sustainable value for our customers, employees, owners and the communities we serve through the use of sustainable business practices that integrate environmental, social, and economic objectives and concerns. Learn more about what sustainability means to Entergy in the focus areas below.
Environmental
Leading on Climate Action
Social
Improving Lives and Creating Prosperity
Governance
Operating with Transparency, Accountability and Integrity
Sustainable Value
Global Impact
Disclosures



Uniquely positioned to be the Premier Utility

- Industry leader in critical measures of sustainability
- Among the lowest retail rates in the U.S.
- One of the cleanest large-scale generation fleets in the U.S.
- Robust capital plan to meet our customers' evolving needs
- Strong 5% to 7% adjusted EPS growth
- Expect dividend growth rate in line with EPS growth rate by 4Q21
- Commitment to continuous improvement

Regulation G reconciliations

Regulation G reconciliations

Table 1: Parent debt to total debt, excluding securitization debt Reconciliation of GAAP to Non-GAAP measures		
($ in millions)		4Q20
Entergy Corporation notes:		
Due July 2022		650
Due September 2025		800
Due September 2026		750
Due June 2030		600
Due June 2050		600
Total Entergy Corporation notes		3,400
Revolver draw		165
Commercial paper		1,627
Unamortized debt issuance costs and discounts		(38)
Total parent debt	(a)	5,154
Total debt		24,062
Less securitization debt		175
Total debt, excluding securitization debt	(b)	23,887
Parent debt to total debt, excluding securitization debt (non-GAAP)	(a) / (b)	21.6%

Calculations may differ due to rounding

Regulation G reconciliations

Table 2: FFO to debt, excluding securitization debt; FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC Reconciliation of GAAP to Non-GAAP measures		
($ in millions)		4Q20
Total debt		24,062
Less securitization debt		175
Total debt, excluding securitization debt	(a)	23,887
OCF (LTM)		2,690
AFUDC-borrowed funds (LTM)		(52)
Less working capital in OCF (LTM):		
Receivables		(139)
Fuel inventory		(27)
Accounts payable		137
Taxes accrued		208
Interest accrued		8
Other working capital accounts		(143)
Securitization regulatory charges (LTM)		124
Total		168
FFO (LTM) (non-GAAP)	(b)	2,470
FFO to debt, excluding securitization debt (non-GAAP)	(b) / (a)	10.3%
Estimated return of unprotected excess ADIT (LTM)	(c)	70
Severance and retention payments assoc. with exit of EWC (LTM pre-tax)	(d)	55
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments assoc. with exit of EWC (non-GAAP)	(b+c+d) / (a)	10.9%

Calculations may differ due to rounding

Abbreviations and acronyms

ADIT	Accumulated deferred income taxes	GAAP	U.S. generally accepted accounting principles
AFUDC – borrowed funds	Allowance for borrowed funds used during construction	GGNS	Unit 1 of Grand Gulf Nuclear Station (90% owned or leased by SERI)
ALJ	Administrative law judge	Indian Point	Indian Point Energy Center (nuclear)
APSC	Arkansas Public Service Commission	Indian Point 3	Indian Point Energy Center Unit 3 (nuclear)
CAGR	Compound annual growth rate	IRP	Integrated resource plan
CCGT	Combined cycle gas turbine	LPSC	Louisiana Public Service Commission
CCNO	Council of the City of New Orleans	MCPS	Montgomery County Power Station (CCGT)
COVID-19	Corona virus 2019 pandemic	MISO	Midcontinent Independent System Operator, Inc.
CWIP	Construction work in progress	MPSC	Mississippi Public Service Commission
DCRF	Distribution cost recovery factor	MTEP	MISO Transmission Expansion Planning
DJSI	Dow Jones Sustainability Index	NOPA	IRS Notice of Proposed Adjustment
E-AR	Entergy Arkansas, LLC	NOSS	New Orleans Solar Station
E-LA	Entergy Louisiana, LLC	O&M	Other non-fuel operation and maintenance expense
E-MS	Entergy Mississippi, LLC	OCF	Net cash flow provided by operating activities
E-NO	Entergy New Orleans, LLC	OCPS	Orange County Power Station (CCGT)
E-TX	Entergy Texas, Inc.	OpCo	Operating company
EPS	Earnings per share	PUCT	Public Utility Commission of Texas
ETR	Entergy Corporation	RFP	Request for proposals
EWC	Entergy Wholesale Commodities	ROE	Return on equity
FERC	Federal Energy Regulatory Commission	S&P	Standard & Poor's
FFO	Funds from operations	SERI	System Energy Resources, Inc.
FRP	Formula rate plan	TCRF	Transmission Cost Recovery Factor

Entergy. WE POWER LIFE℠